                                                                    Exhibit 99.6


                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS

                          $[537,900,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1





                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                    TRUSTEE


                                  MAY 19, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

ALL AVERAGE ARE WTG AVERAGES.

                             ORIGINATOR/   ORIGINATOR/SOURCE   ORIGINATOR/SOURCE
                              SOURCE 1             2                   3            AGGREGATE
---------------------------------------------------------------------------------------------
FICO avg                             662                                                  662
FICO stdev                         50.21                                                50.21
FICO < 500 %                           0                                                    0
FICO < 560 %                        0.05                                                 0.05
10th Percentile FICO                 593                                                  593
90th Percentile FICO                 722                                                  722
CLTV avg                           99.97                                                99.97
CLTV >80%                          99.93                                                99.93
SS CLTV                            99.98                                                99.98
10th Percentile CLTV                 100                                                  100
90th Percentile CLTV                 100                                                  100
Full Doc %                         52.81                                                52.81
Loan Bal avg                   170759.38                                           170,759.38
DTI %                               42.6                                                 42.6
DTI >45%                            41.8                                                 41.8
Purch %                            81.55                                                81.55
Cash Out %                         16.75                                                16.75
Fxd %                              10.34                                                10.34
3 yr ARM >= %                         18                                                   18
WAC avg                          7.81448                                              7.81448
WAC stdev                        0.67489                                              0.67489
1st Lien %                           100                                                  100
MI %                                   0                                                    0
CA %                               19.29                                                19.29
Sng Fam %                          94.63                                                94.63
Invt Prop %                            0                                                    0
MH %                                   0                                                    0
IO %                               41.94                                                41.94
2yr IO%                                0                                                    0
IO non-Full Doc %                  21.34                                                21.34
2-4 Fam %                           5.37                                                 5.37
Prim Occ %                         98.97                                                98.97
<$100K Bal %                       13.98                                                13.98
2yr Prepay Penalty %               46.06                                                46.06

                                                              PURCH  INVT   1ST   % WITH       FULL
ORIGINATOR/ SOURCE WALTV  WACLTV WA SS CLTV FICO  WAC  % BAL.   %   PROP % LIEN % S.2NDS  CA%  DOC %  IO%   DTI% DTI% > 45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
First Franklin     99.97   99.97      99.98  662 7.814    100 81.55   0       100      0 19.29 52.81 41.94  42.6      41.8     0
Name 2
Name 3
Name 4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             99.97   99.97      99.98  662 7.814    100 81.55   0       100      0 19.29 52.81 41.94  42.6      41.8     0
------------------------------------------------------------------------------------------------------------------------------------

                                                              PURCH  INVT   1ST   % WITH       FULL
DOCUMENTATION      WALTV  WACLTV WA SS CLTV FICO  WAC  % BAL.   %   PROP % LIEN % S.2NDS  CA%  DOC %  IO%   DTI% DTI% > 45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
Full              100.02  100.02     100.05  640 7.992  52.81 88.45   0       100      0  9.09   100 39.01 42.15     37.62     0
Non-Full           99.91   99.91       99.9  687 7.616  47.19 73.84   0       100      0  30.7     0 45.22 43.11     46.49     0
------------------------------------------------------------------------------------------------------------------------------------
Total              99.97   99.97      99.98  662 7.814    100 81.55   0       100      0 19.29 52.81 41.94  42.6      41.8     0
------------------------------------------------------------------------------------------------------------------------------------

                                                              PURCH  INVT   1ST   % WITH       FULL
INTEREST ONLY      WALTV  WACLTV WA SS CLTV FICO  WAC  % BAL.   %   PROP % LIEN % S.2NDS  CA%  DOC %  IO%  DTI% DTI% > 45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
2-yr IO            99.95   99.95      99.95  669 7.673  32.98 94.06   0       100      0 41.76 44.88   100 44.23     48.73     0
Other IO           99.93   99.93      99.93  663   7.8   8.96  88.2   0       100      0 17.73 64.72   100 42.96     42.97     0
Non-IO             99.98   99.98        100  658 7.897  58.06 73.42   0       100      0  6.76 55.48     0 41.62     37.69     0
------------------------------------------------------------------------------------------------------------------------------------
Total              99.97   99.97      99.98  662 7.814    100 81.55   0       100      0 19.29 52.81 41.94  42.6     41.8      0
------------------------------------------------------------------------------------------------------------------------------------

                                                              PURCH  INVT   1ST   % WITH       FULL
FICO               WALTV  WACLTV WA SS CLTV FICO  WAC  % BAL.   %   PROP % LIEN % S.2NDS  CA%  DOC %  IO%  DTI% DTI% > 45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
0-499
500-559              100     100        100  557 8.625   0.05   100   0       100      0     0   100   100    33         0     0
560-599            99.95   99.95      99.94  589 8.436  11.72   100   0       100      0  4.59   100 43.82 38.99      0.24     0
600-639            99.92   99.92      99.92  617 8.323  25.74 71.54   0       100      0  5.91 72.89 30.42 43.41     48.54     0
640-679            99.93   99.93      99.98  660 7.636  25.65 74.19   0       100      0 22.94 43.54 48.22 43.04     47.97     0
680>=             100.03  100.03     100.02  718 7.384  36.83 87.78   0       100      0  30.8 30.14 44.94 42.89     46.09     0
------------------------------------------------------------------------------------------------------------------------------------
Total              99.97   99.97      99.98  662 7.814    100 81.55   0       100      0 19.29 52.81 41.94 42.6       41.8     0
------------------------------------------------------------------------------------------------------------------------------------

                                                              PURCH  INVT   1ST   % WITH       FULL
LOW BALANCE        WALTV  WACLTV WA SS CLTV FICO  WAC  % BAL.   %   PROP % LIEN % S.2NDS  CA%  DOC %  IO%  DTI% DTI% > 45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
<80,000           100.01  100.01     100.01  639 8.326   6.85 88.74   0       100      0  0.19 84.92  8.53 40.52     34.62     0
80,000-100,000     99.98   99.98      99.98  635 8.155   7.37 86.03   0       100      0   0.2 82.33 21.84 40.74     32.51     0
100,000>=          99.96   99.96      99.98  666 7.744  85.78 80.59   0       100      0 22.45 47.71 46.34 42.93     43.18     0
------------------------------------------------------------------------------------------------------------------------------------
Total              99.97   99.97      99.98  662 7.814    100 81.55   0       100      0 19.29 52.81 41.94  42.6      41.8     0
------------------------------------------------------------------------------------------------------------------------------------

                                                              PURCH  INVT   1ST   % WITH       FULL
LIEN POSITION      WALTV  WACLTV WA SS CLTV FICO  WAC  % BAL.   %   PROP % LIEN % S.2NDS  CA%  DOC %  IO%   DTI% DTI% > 45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien           99.97   99.97      99.98  662 7.814    100 81.55   0       100      0 19.29 52.81 41.94  42.6      41.8     0
2nd Lien
------------------------------------------------------------------------------------------------------------------------------------
Total              99.97   99.97      99.98  662 7.814    100 81.55   0       100      0 19.29 52.81 41.94  42.6      41.8     0
------------------------------------------------------------------------------------------------------------------------------------

                                                              PURCH  INVT   1ST   % WITH       FULL
TOP 10 STATES      WALTV  WACLTV WA SS CLTV FICO  WAC  % BAL.   %   PROP % LIEN % S.2NDS  CA%  DOC %  IO%  DTI%  DTI% > 45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
California         99.95   99.95     100.04  692 7.378  19.29 92.54   0       100      0   100 24.88 79.65 43.93     50.55     0
Florida           100.15  100.15     100.15  671 7.848   7.58 88.74   0       100      0     0 48.96 47.27 42.44     38.16     0
Michigan           99.89   99.89      99.89  656 7.714   6.61 67.94   0       100      0     0 52.4  32.03 43.06     47.22     0
Ohio               99.95   99.95      99.95  640 7.939    6.3 76.31   0       100      0     0 67.62  32.4 42.32     39.44     0
Illinois           99.88   99.88      99.74  664 7.926   6.29 55.11   0       100      0     0 41.59 22.11 43.73     48.04     0
Texas              99.99   99.99      99.99  640 8.075   4.63 96.05   0       100      0     0 72.46 14.14 40.34     27.92     0
Georgia             99.9    99.9       99.9  643 8.049   4.11 86.05   0       100      0     0 78.62 47.47  43.2     43.53     0
New York           99.89   99.89      99.89  680 7.748    3.9 79.46   0       100      0     0 36.55 19.26    44     53.73     0
North Carolina     99.95   99.95      99.95  644 8.064   3.83 89.41   0       100      0     0 80.63 39.46 41.28     31.89     0
Minnesota            100     100        100  673 7.539    3.5 78.78   0       100      0     0 51.41 48.22 41.85      42.1     0
Other              99.98   99.98      99.98  652 7.975  33.95 79.35   0       100      0     0 62.01 32.06 41.94     37.28     0
------------------------------------------------------------------------------------------------------------------------------------
Total:             99.97   99.97      99.98  662 7.814    100 81.55   0       100      0 19.29 52.81 41.94  42.6      41.8     0
------------------------------------------------------------------------------------------------------------------------------------

                                                              PURCH  INVT   1ST   % WITH       FULL
TOP 20 CITIES      WALTV  WACLTV WA SS CLTV FICO  WAC  % BAL.   %   PROP % LIEN % S.2NDS  CA%  DOC %  IO%  DTI%  DTI% > 45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
CHICAGO            99.86   99.86      99.23  673   7.7   1.35  63.7   0       100      0     0  53.4 19.36  43.7     34.03     0
SAN DIEGO          98.31   98.31        100  701 7.339   1.08 93.85   0       100      0   100 20.22 93.85 44.16      39.8     0
MIAMI             100.24  100.24     100.24  670  7.85   1.05 91.61   0       100      0     0 41.52 52.99 44.17     64.95     0
HOUSTON            99.96   99.96      99.96  650 8.115    0.9 92.91   0       100      0     0 53.69  5.13 41.45     38.72     0
COLUMBUS           99.86   99.86      99.86  645 7.964   0.79 80.98   0       100      0     0 66.83 36.87 43.36     46.27     0
DETROIT           100.05  100.05     100.05  639 7.993   0.76 71.99   0       100      0     0 77.28 34.48 42.17     40.29     0
LAS VEGAS            100     100        100  678  7.54   0.74 82.61   0       100      0     0 44.83 74.41 41.69     39.33     0
SACRAMENTO        100.29  100.29     100.29  678 7.166   0.68 94.58   0       100      0   100 30.42 69.35 45.18     49.14     0
INDIANAPOLIS       99.98   99.98      99.98  635 8.016   0.65 87.39   0       100      0     0 83.99 26.44 40.25     26.04     0
CINCINNATI         99.97   99.97      99.97  639 7.786    0.6 72.26   0       100      0     0 65.72 41.62 42.75     36.89     0
TEMECULA           99.54   99.54      99.55  718 7.254    0.6   100   0       100      0   100 32.04   100 42.53     61.02     0
CHULA VISTA        99.99   99.99      99.99  714 7.188   0.57   100   0       100      0   100     0   100 48.28       100     0
STOCKTON           99.99   99.99        100  663 7.517   0.57   100   0       100      0   100 48.09 83.79 44.41     57.13     0
BRONX              99.62   99.62      99.62  705 7.404    0.5  73.2   0       100      0     0 27.94     0 44.17     57.83     0
CHARLOTTE          99.99   99.99      99.99  632 8.058    0.5 89.92   0       100      0     0 75.38 40.63 40.35     32.26     0
LOS ANGELES          100     100        100  691 7.525   0.49   100   0       100      0   100     0   100 44.88     53.79     0
RIVERSIDE          99.67   99.67      99.67  680 7.607   0.49 81.78   0       100      0 89.01     0 52.41 40.36     35.91     0
RALEIGH            99.82   99.82      99.82  647 8.094   0.46   100   0       100      0     0 87.65 47.82 44.76     48.55     0
MEMPHIS            99.95   99.95      99.95  626 8.154   0.46 69.52   0       100      0     0 70.59 25.97  43.5     33.83     0
BROOKLYN           99.71   99.71      99.71  680 7.724   0.45 75.63   0       100      0     0 22.21 51.53  44.7     52.21     0
Other              99.99   99.99      99.99  661 7.833  86.29 80.95   0       100      0 17.21 53.93 40.43 42.49     41.05     0
------------------------------------------------------------------------------------------------------------------------------------
Total:             99.97   99.97      99.98  662 7.814    100 81.55   0       100      0 19.29 52.81 41.94  42.6      41.8     0
------------------------------------------------------------------------------------------------------------------------------------